EXHIBIT 1

                             JOINT FILING AGREEMENT

     The undersigned parties hereby agree that this Schedule 13D filed herewith relating to the ordinary shares, par value NIS 0.1 per share, of Lumenis Ltd. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) on behalf of each such person.

Date: July 10, 2007


                                            LM Partners L.P.
                                            By: LM (GP) L.P.
                                            Its general partner
                                            By: LM (GP) Company Ltd.
                                            Its general partner

                                            By: /s/ Aharon Dovrat and Avi Zeevi
                                            -----------------------------------
                                            Name: Aharon Dovrat and Avi Zeevi


                                            LM (GP) L.P.
                                            By: LM (GP) Company Ltd.
                                            Its general partner

                                            By: /s/ Aharon Dovrat and Avi Zeevi
                                            -----------------------------------
                                            Name: Aharon Dovrat and Avi Zeevi


                                            /s/ Aharon Dovrat
                                            -----------------
                                            Aharon Dovrat

                                            /s/ Shlomo Dovrat
                                            -----------------
                                            Shlomo Dovrat

                                            /s/ Harel Beit-On
                                            -----------------
                                            Harel Beit-On

                                            /s/ Avi Zeevi
                                            -------------
                                            Avi Zeevi